UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 12, 2019

MOHAWK INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	01-13697	52-1604305
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd.

Calhoun, Georgia 30701

(Address of principal executive offices) (Zip Code)

(706) 629-7721

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2019, Mohawk Industries, Inc. (the “Company”) announced the appointment of Glenn Landau as Chief Financial Officer and EVP, effective April 1, 2019. As previously announced, Frank Boykin will retire as Chief Financial Officer of the Company on March 31, 2019 and will continue to assist with the transition through March 31, 2020.

Mr. Landau, 50, most recently was the Senior Vice President & Chief Financial Officer of International Paper Company (“IP”), a position to which he was appointed in February 2017. Prior to becoming CFO, he was President of International Paper Latin America from 2013 until his appointment as CFO, with overall responsibility for IP’s paper and packaging businesses in Brazil as well as the strategic direction for the Latin American market. In connection with Mr. Landau’s appointment, the Compensation Committee of the Board of Directors of the Company approved an annualized base salary of $775,000 and participation in the Company’s annual cash bonus and equity incentive plans on similar terms as our other senior executives, and a sign-on equity award of 3,756 time-vesting restricted stock units (“RSUs”) and a retention equity award of 7,512 RSUs. Half of the sign-on equity award will vest on the second anniversary of the date of grant, half of the sign-on equity award will vest on the third anniversary of the date of grant and the retention equity award will vest on the fifth anniversary of the date of grant, subject to continued employment.

Item 7.01. Regulation FD Disclosure

On March 12, 2019, the Company issued a press release announcing the hiring of Mr. Landau as discussed above. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

This information, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release dated March 12, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

	By:	/s/ R. David Patton
R. David Patton
Date: March 12, 2019		Vice President Business Strategy, General Counsel and Secretary

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